UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

REGENCY CENTERS CORPORATION

REGENCY CENTERS, L.P.

(Exact name of registrant as specified in its charter)

Florida (Regency Centers Corporation) Delaware (Regency Centers, L.P.)	001-12298 (Regency Centers Corporation) 0-24763 (Regency Centers, L.P.)	59-3191743 (Regency Centers Corporation) 59-3429602 (Regency Centers, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		33202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 598-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Regency Centers Corporation (“Regency” or the “Company”) and Regency Centers, L.P. on March 1, 2017 (the “Initial Form 8-K”), on March 1, 2017, Regency completed its previously announced merger with Equity One, Inc., with Regency continuing as the surviving corporation of the merger.

This Amendment No. 1 to the Initial Form 8-K amends the Initial Form 8-K to include the pro forma financial information required by Item 9.01(b).

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following information is attached hereto as Exhibits 99.1 and 99.2 respectively, and is incorporated herein by reference:

i.	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers Corporation for the year ended December 31, 2016.

ii.	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers, L.P. for the year ended December 31, 2016.

(d)	Exhibits.

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers Corporation for the year ended December 31, 2016.

99.2	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers, L.P. for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

/s/ J.Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

REGENCY CENTERS, L.P. By: Regency Centers Corporation, its general partner

/s/ J.Christian Leavitt
Name:	J. Christian Leavitt
Title:	Senior Vice President and Treasurer

Dated: March 27, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers Corporation for the year ended December 31, 2016.

99.2	Unaudited pro forma condensed combined financial statements (and related notes) of Regency Centers, L.P. for the year ended December 31, 2016.